INTEREST COSTS (Tables)	6 Months Ended
Jun. 30, 2015
Summary of Interest Costs Incurred

The following is a summary of the Group’s interest costs incurred during the six-month periods ended June 30, 2014 and 2015:

	Six-month periods ended June 30,
	2014	2015
Interest costs capitalized	1,462	1,819

Interest costs charged
– Interest and penalty interest on bank and other borrowings	88,497	88,533
– Interest on Convertible Senior Notes, RMB-denominated US$-settled Senior Notes, Convertible Promissory Note and PRC Notes, and amortization of debt issuance costs and debt discount/premium	16,491	9,066
– Interest expense on redeemable preferred shares	64,211	0
– Interest and penalty interest on capital lease obligation	1,455	5,986
– Change of fair value of interest rate swap contracts	233	249

Sub-total	170,887	103,834

Total interest costs	172,349	105,653